Exhibit (a)(1)(ii)

Letter of Transmittal to Tender Shares of Common Stock

of
SOCKET MOBILE, INC.
At a Purchase Price not Greater Than $4.25 per Share Nor Less Than $3.75 per Share
Pursuant to the Offer to Purchase Dated February 2, 2018

I/we, the undersigned, represents that I/we have full authority to tender without restriction the certificate(s) listed below. I/we, the undersigned, hereby tender to Socket Mobile, Inc., a Delaware corporation (the “Company”), the share(s) identified below pursuant to the Company’s offer to purchase for cash up to 1,250,000 shares of its common stock, par value $0.001 per share (the “Shares”), pursuant to (1) auction tenders at prices specified in the appropriate box below by the tendering stockholders of not greater than $4.25 nor less than $3.75 per Share or (2) purchase price tenders, pursuant to which tendering stockholders indicate they are willing to sell their Shares to the Company at the Final Purchase Price, in either case upon the terms and subject to the conditions described in the Offer to Purchase, dated February 2, 2018 (the “Offer to Purchase”), and in this related Letter of Transmittal (which, together with the Offer to Purchase, as they may be amended or supplemented from time to time, constitute the “Offer”). Capitalized terms used in this Letter of Transmittal but not defined herein have the meanings given in the Offer to Purchase.

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON MARCH 9, 2018, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. Delivery of this Letter of Transmittal to an address other than as set forth below will not constitute valid delivery. See Instruction 1.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Shares, to American Stock Transfer & Trust Company, LLC (the “Depositary”) as follows:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

By Facsimile Transmission (for Eligible Institutions Only): 1-718-234-5001

Confirm Facsimile Transmission: 1-877-248-6417

Pursuant to the Offer, the undersigned encloses herewith and tenders the following certificate(s) representing shares of the Company’s common stock:

(1) DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Book Entry Shares Tendered

Total Shares

* Need not be completed by book-entry stockholders.

** Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby.

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(2)     Signature: This form must be signed by the registered holder(s) exactly as their name(s) appears above or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X___________________________________ ________________________ __________________________

Signature of Stockholder Date Daytime Telephone #

X___________________________________ ________________________ __________________________

Signature of Stockholder Date Daytime Telephone #

I/we understand that the tender of Shares constitutes a representation and warranty to the Company that the undersigned has/have a NET LONG POSITION in the Shares or other securities exercisable or exchangeable therefor and that such tender complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended. I/we authorize the Company to withhold all applicable taxes and tax-related items legally payable by the undersigned.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration. If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

1st________________ 2nd________________ 3rd_______________ 4th______________ 5th_________________

(3)     Form W-9 (Backup Withholding)

PLEASE SEE THE SECTION ENTITLED “IMPORTANT U.S. FEDERAL INCOME TAX INFORMATION” BELOW AND THE ACCOMPANYING FORM W-9 AND INSTRUCTIONS THERETO TO CERTIFY YOUR EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER IF YOU ARE A UNITED STATES TAXPAYER.

Please note that the Depositary or other withholding agent may withhold a portion of the purchase price (currently at a 28% rate) as required by the Internal Revenue Service (“IRS”) if the Employer Identification Number or Social Security Number is not properly certified on our records.

If you are a non-United States taxpayer, in order to establish an exemption from backup withholding, please complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W8EXP, as applicable (which may be obtained on the IRS website (www.irs.gov)).

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(4)     Auction Price Tender—Shares Tendered at Price Determined by Stockholder:

By checking one of the following boxes below instead of the box under Section 5, “Purchase Price Tender—Shares Tendered at Price Determined Under the Offer,” you are tendering Shares at the price checked. This election could result in none of your Shares being purchased if the Final Purchase Price selected by the Company, as determined pursuant to the Offer, is less than the price checked below. If you wish to tender Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Shares. The same Shares cannot be tendered at more than one price, unless previously and validly withdrawn. (See Section 3 and Section 4 of the Offer to Purchase and Instruction 5 to this Letter of Transmittal)

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
CHECK ONLY ONE BOX

IF MORE THAN ONE BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES.
IF NO BOX IS CHECKED IN THIS SECTION 4 AND NO BOX IS CHECKED IN SECTION 5, “PURCHASE PRICE TENDER—SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER,” YOU WILL BE
DEEMED TO HAVE MADE A PURCHASE PRICE TENDER.

(Stockholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)

[_] $3.75	[_] $3.95	[_] $4.15
[_] $3.80	[_] $4.00	[_] $4.20
[_] $3.85	[_] $4.05	[_] $4.25
[_] $3.90	[_] $4.10

(5)     Purchase Price Tender—Shares Tendered at Price Determined Under the Offer:

[_] By checking this one box instead of one of the price boxes under Section 4, “Auction Price Tender—Shares Tendered at Price Determined by Stockholder,” you are tendering Shares and are willing to accept the Final Purchase Price selected by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Shares pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Shares at the minimum price under the Offer of $3.75 per Share and could cause the Final Purchase Price in the Offer to be lower and could result in the tendered Shares being purchased at the minimum price under the Offer of $3.75 per Share. (See Section 3 of the Offer to Purchase and Instruction 6 to this Letter of Transmittal)

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(6)     ODD LOTS

As described in Section 1 of the Offer to Purchase, under certain conditions, stockholders holding fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Shares, even if these holders have separate accounts or certificates representing fewer than 100 Shares. Accordingly, this section is to be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. (See Section 1 of the Offer to Purchase and Instruction 7 to this Letter of Transmittal)

The undersigned either (check one box):

[_] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

[_] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares either (check one box):

[_] at the Final Purchase Price, as the same will be determined by the Company in accordance with the terms of the Offer (persons checking this box should also check the box included above in Section 5, “Purchase Price Tender—Shares Tendered at Price Determined Under the Offer”); or

[_] at the price per Share indicated above in Section 4, “Auction Price Tender—Shares Tendered at Price Determined by Stockholder.”

Additionally, check the box below if applicable:

[_] The tendered Shares represent all the Shares held by the undersigned.

(7)     CONDITIONAL TENDER

As described in Section 6 of the Offer to Purchase, a tendering stockholder may condition his or her tender of Shares upon the Company purchasing all or a specified minimum number of the Shares tendered. Unless at least the minimum number of Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale or exchange (rather than distribution) treatment for United States federal income tax purposes. Stockholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve the intended United States federal income tax result for any stockholder tendering Shares. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional:

[_] The minimum number of Shares that must be purchased from me/us, if any are purchased from me/us, is: ______________ Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Shares and checked this box:

[_] The tendered Shares represent all the Shares held by the undersigned.

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(8) SPECIAL PAYMENT INSTRUCTIONS

If you want your check for cash and/or certificate(s) for Shares not tendered or not purchased to be issued in another name, fill in this section with the information for the new account name. A Signature Guarantee is required here.

Name (Please print First, Middle & Last Name)

Address (Number and Street)

(City, State & Zip Code)

(Tax Identification or Social Security Number)

Signature Guarantee Medallion (Title of Officer Signing This Guarantee) (Name of Guarantor – Please Print) (Address of Guarantor Firm)

(9) SPECIAL DELIVERY INSTRUCTIONS

Fill in ONLY if you want your check for cash and/or certificate(s) for Shares not tendered or not purchased to be sent to someone other than the undersigned or to the undersigned at an address other than that shown on the front of this card. A Signature Guarantee is required here.

Mail certificate(s) and/or check(s) to:

Name (Please print First, Middle & Last Name)

Address (Number and Street)

(City, State & Zip Code)

Signature Guarantee Medallion (Title of Officer Signing This Guarantee) (Name of Guarantor – Please Print) (Address of Guarantor Firm)

(10)  LOST OR DESTROYED CERTIFICATE(S)

If your certificate for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should contact American Stock Transfer & Trust Company, LLC, the Depositary and the Company’s transfer agent for the Shares, at (800) 937-5449, for instructions as to obtaining an Affidavit of Loss. The executed Affidavit of Loss will then be required to be submitted together with this completed Letter of Transmittal in order to receive payment for the Shares you tender. In certain circumstances, you may be required to pay a fee. In addition, a bond may be required to be posted by you to secure against the risk the certificates may be subsequently re-circulated. You are urged to contact American Stock Transfer & Trust Company, LLC, immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to pay a fee or post a bond.

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Ladies and Gentlemen:

Each signer of this Letter of Transmittal hereby tenders to Socket Mobile, Inc., a Delaware corporation (the “Company”), the above-described Shares, pursuant to (1) an auction tender at a price specified by the tendering stockholder(s) of not greater than $4.25 nor less than $3.75 per Share (“Auction Tender”) or (2) a purchase price tender (“Purchase Price Tender”), pursuant to which the tendering stockholder(s) indicate(s) they are willing to sell their Shares to the Company at the Final Purchase Price, in either case, net to the seller in case, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions described in the Offer to Purchase, dated February 2, 2018 (the “Offer to Purchase”), and in this related Letter of Transmittal (which, together with the Offer to Purchase, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged. Capitalized terms used in this Letter of Transmittal but not defined herein have the meanings given in the Offer to Purchase.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date, in accordance with the terms of the Offer, each signer of this Letter of Transmittal hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Shares being tendered hereby. In addition, each signer of this Letter of Transmittal hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) such signer’s true and lawful agent and attorney-in-fact with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the full extent of such stockholder’s rights with respect to such Shares (a) to deliver certificates representing tendered Shares, or transfer of ownership of such Shares on the account books maintained by the Depositary Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, (b) to present such Shares for cancellation and transfer on the Company’s books, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

Each signer of this Letter of Transmittal hereby represents and warrants that he has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities, and the same will not be subject to any adverse claim or right. Each signer of this Letter of Transmittal will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority conferred or agreed to be conferred by delivery of the Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of each signer of this Letter of Transmittal.

Each signer of this Letter of Transmittal agrees that:

(i)       The valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the signer’s acceptance of the terms and conditions of the Offer; the Company’s acceptance of the tendered Shares will constitute a binding agreement between the signer and the Company on the terms and subject to the conditions of the Offer;

(ii)       It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and until the Expiration Date, such person has a “net long position” in (i) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Company that (A) such stockholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (B) such tender of Shares complies with Rule 14e-4;

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(iii)       The Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share purchase price, not greater than $4.25 nor less than $3.75 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn in the Offer, taking into account the total number of Shares tendered and the prices specified by tendering stockholders as described in the Offer to Purchase;

(iv)       The Company reserves the right, in its sole discretion, to increase or decrease the per Share purchase price and to increase or decrease the number of Shares sought in the Offer, in each case subject to applicable law;

(v)       All Shares properly tendered prior to the Expiration Date at or below the Final Purchase Price and not properly withdrawn will be purchased in the Offer at the Final Purchase Price, upon the terms and subject to the conditions of the Offer to Purchase, including the “odd lot” priority, proration (if more than the number of Shares sought are properly tendered) and conditional tender provisions described in the Offer to Purchase;

(vi)       The Company will return at its expense all Shares it does not purchase, including Shares tendered at prices greater than the Final Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date;

(vii)       Under the circumstances set forth in the Offer to Purchase and subject to applicable law, the Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares;

(viii)       The Company has advised the signer to consult with such signer’s investment and tax advisors as to the consequences of tendering Shares pursuant to the Offer; and

(viii)       THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION WITHIN THE UNITED STATES IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

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INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

1.	Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date, or (b) a Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. A manually executed facsimile of this Letter of Transmittal may be used in lieu of the original. Please do not send your certificates directly to the Company.

Stockholders whose certificates are not immediately available or who cannot deliver all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date, and (c) certificates representing all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to such Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within two NASDAQ Capital Market trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the NASDAQ Capital Market is open for business. The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of certificates to the Depositary.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

2.	Please indicate the total number of certificated Shares and/or book-entry Shares you are tendering in Section 1 of this Letter of Transmittal.
3.	Sign, date and include your daytime telephone number in Section 2 of this Letter of Transmittal and, after completing all other applicable sections, return this form in the enclosed envelope. If your Shares are represented by physical stock certificates, include them in the enclosed envelope as well.
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4.	Backup Withholding. PLEASE SEE THE SECTION ENTITLED “IMPORTANT U.S. FEDERAL INCOME TAX INFORMATION” AND THE ACCOMPANYING IRS FORM W-9 AND INSTRUCTIONS THERETO TO CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER IF YOU ARE A U.S. TAXPAYER. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. If you are a non-U.S. taxpayer, in order to establish an exemption from backup withholding, please complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable (which may be obtained from the IRS website (www.irs.gov)).
5.	Indication of Price at Which Shares Are Being Tendered. If you want to tender your Shares at a specific price within the $3.75 to $4.25 per Share range, you must properly complete Section 4 of this Letter of Transmittal, which is called “Auction Price Tender—Shares Tendered at Price Determined by Stockholder.” You must check ONLY ONE BOX in the pricing section. If more than one box is checked or no box is checked, your Shares will not be properly tendered. If you want to tender portions of your Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Shares. However, the same Shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase.
6.	Making a Tender of Shares as a Purchase Price Tender. By checking the box in Section 5 of this Letter of Transmittal instead of one of the price boxes in Section 4 of this Letter of Transmittal, or by completing this Letter of Transmittal without checking one of the price boxes in Section 4, you are tendering Shares as a “Purchase Price Tender” and are agreeing that you are willing to accept the Final Purchase Price determined by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Shares pursuant to the Offer (subject to proration). Note that this election is deemed to be a tender of Shares at the minimum price of $3.75 per Share for purposes of determining the Final Purchase Price in the Offer, and could cause the Final Purchase Price to be lower and could result in your Shares being purchased at the minimum price under the Offer of $3.75 per Share. See Section 3 of the Offer to Purchase.
7.	Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered and not properly withdrawn by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder’s Shares at or below the purchase price. This preference is not available for partial tenders or to beneficial or record holders of an aggregate of 100 or more Shares, even if these holders have separate accounts or certificates representing fewer than 100 Shares. This preference will not be available unless the section captioned “Odd Lots” in this Letter of Transmittal is completed.
8.	Conditional Tenders. Under certain circumstances described in Section 1 of the Offer to Purchase and subject to the exception for stockholders with “Odd Lots,” if the Offer is over-subscribed, the Company will prorate the Shares purchased pursuant to the Offer. You may tender Shares subject to the condition that all or a specified minimum number of Shares be purchased by indicating in the section captioned “Conditional Tender” in this Letter of Transmittal. It is your responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from you if any are to be purchased from you. See Section 6 of the Offer to Purchase.

As discussed in Section 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and checked the box so indicating in the section captioned “Conditional Tender” in this Letter of Transmittal. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

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If you are an odd lot holder and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration. All tendered Shares will be deemed unconditionally tendered unless the section captioned “Conditional Tender” in this Letter of Transmittal is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the stockholder, rather than a dividend distribution to the stockholder, for U.S. federal income tax purposes. It is your responsibility to calculate the minimum number of Shares that must be purchased from you in order for you to qualify for sale rather than distribution treatment. You are urged to consult your tax advisor. See Section 6 and Section 13 of the Offer to Purchase.

9.	Special Payment Instructions. If you want your check for cash and/or certificate(s) for Shares not tendered or not purchased to be issued in another name, fill in Section 8 of this Letter of Transmittal with the information for the new account name. If you complete Section 8, your signature(s) must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing, an “Eligible Institution”).
10.	Special Delivery Instructions. Complete Section 9 of this Letter of Transmittal only if the proceeds of this transaction and/or any unaccepted Shares are to be sent to a person other than the registered holder or sent to a different address. If you complete Section 9, your signature(s) must be guaranteed by an Eligible Institution.
11.	Lost, Destroyed, Mutilated or Stolen Share Certificates. If any stock certificate representing Shares that you own has been lost, destroyed, mutilated or stolen, please promptly contact the Depositary at (800) 937-5449 to obtain instructions as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
12.	Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration or any other change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Final Purchase Price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Section 3 of the Offer to Purchase. Signature guarantees are also required if either Section 8, “Special Payment Instructions,” or Section 9, “Special Delivery Instructions,” is completed. If you have any questions regarding the need for a signature guarantee, please call contact the Information Agent.

10

13.	Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
14.	Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If less than all the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the column titled “Number of Shares Tendered” in Section 1 of this Letter of Transmittal. In that case, if any tendered Shares are purchased, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
15.	Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below, or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at the Company’s expense.
16.	Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Section 1 and Section 13 of the Offer to Purchase.
17.	The Company will determine in its sole discretion the number of Shares to accept, and the validity, form, eligibility and acceptance for payment of any tender. There is no obligation to give notice of any defects or irregularities to Shareholders. See Section 3 of the Offer to Purchase for additional information.
18.	Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the purchase price to be paid for the Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary), which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. The Company also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender of any Shares or certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. A tender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. None of the Company, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.
11

19.	In participating in the Offer, the tendering Shareholder acknowledges that (1) the Offer is established voluntarily by the Company, it is discretionary in nature and it may be extended, modified, suspended or terminated by the Company as provided in the Offer to Purchase, (2) the tendering stockholder is voluntarily participating in the Offer, (3) the future value of the Shares is unknown and cannot be predicted with certainty, (4) the tendering stockholder has received the Offer to Purchase and the Letter of Transmittal, as amended or supplemented, (5) any foreign exchange obligations triggered by the tendering stockholder's tender of Shares or the receipt of proceeds are solely his or her responsibility, and (6) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance tax, transfer tax or other tax-related items (“Tax Items”) related to the Offer and the disposition of Shares, the tendering stockholder acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the tendering stockholder authorizes the Company to withhold all applicable Tax Items that the Depositary or other withholding agent is legally required to withhold. The tendering stockholder consents to the collection, use and transfer, in electronic or other form, of the tendering stockholder's personal data as described in this document by and among, as applicable, the Company, its subsidiaries and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer. No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned.

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IMPORTANT U.S. FEDERAL INCOME TAX INFORMATION

This is a summary only of certain U.S. federal income tax considerations. Stockholders should consult with their own tax advisor regarding the tax consequences with respect to their particular circumstances.

Under U.S. federal income tax law, a stockholder that is a non-exempt U.S. person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 accompanying this Letter of Transmittal. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a U.S. stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

Certain stockholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt United States stockholders should check the “Exempt payee” box on the IRS Form W-9. See the enclosed IRS Form W-9 for more instructions.

Non-U.S. stockholders, such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an exemption from backup withholding, a non-U.S. stockholder (or a stockholder’s non-U.S. designee, if any) should properly complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such exempt status (which may be obtained on the IRS website (www.irs.gov)).

What Number to Give the Depositary

Each U.S. stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such tendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8, to claim exemption from backup withholding.

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The Depositary for the Offer is:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

By Facsimile Transmission (for Eligible Institutions Only): 1-718-234-5001

Confirm Facsimile Transmission: 1-877-248-6417

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance, including requests for additional copies of the Offer to Purchase and this Letter of Transmittal, may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call: (212) 269-5550

Stockholders Call Toll-Free: (800) 848-3410

Email: sckt@dfking.com

14

►Go to www.irs.gov/FormW9 for instructions and the latest information.

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

Form W-9 (Rev. 11-2017) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017) Page **4**

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.